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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Form S-3, to be filed on or around May 11, 2000, of our report dated March 24, 2000, included in WorldCom, Inc.'s Form 10-K, for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.


                                   ARTHUR ANDERSEN LLP



Jackson, Mississippi,
May 11, 2000.